UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2011

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On August 25, 2011, Big Lots, Inc. (“we,” “us” or “our”) issued a press release and conducted a conference call, both of which reported our second quarter fiscal 2011 unaudited results, provided an update on the status of our previously announced share repurchase programs, and updated guidance for fiscal 2011.

The press release and conference call both included a “non-GAAP financial measure” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). Specifically, segment-level diluted earnings per share from continuing operations, a non-GAAP financial measure, was included. This non-GAAP financial measure reflects the portion of our consolidated diluted earnings per share that is attributable to the performance of each of our U.S. and Canadian segments. As required by Rule 100 of Regulation G and Item 10 of Regulation S-K, the press release, which was posted in the Investor Relations section of our website and referred to during the conference call, contained a reconciliation that reflected the segment-level diluted earnings per share from continuing operations as a portion of our consolidated diluted earnings per share from continuing operations, which consolidated measure was calculated and presented in accordance with GAAP.

Our management believes that the disclosure of this non-GAAP financial measure provides useful information to investors because the non-GAAP financial measure presents a measure of our segment operating performance, which segmentation began in the second quarter of fiscal 2011 as a result of our July 18, 2011 acquisition of Canadian retail operations. As the impact of the acquisition was not previously included in the guidance provided by management, we have included the non-GAAP financial measure and reconciliation because we believe that the non-GAAP financial measure may facilitate analysis by investors and others who follow our performance. Our management also uses non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Form 8-K are copies of our August 25, 2011 press release (Exhibit 99.1) and the transcript of our August 25, 2011 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect our future results. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibits marked with an asterisk (*) are furnished herewith.

	Exhibit No.	Description

	99.1*	Big Lots, Inc. press release dated August 25, 2011.

	99.2*	Big Lots, Inc. conference call transcript dated August 25, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: August 31, 2011	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Executive Vice President, Legal and Real Estate,
General Counsel and Corporate Secretary